Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill [Abstract]
Goodwill
12.	GOODWILL

	2011	2012

Beginning balance	$3,918	$4,580
Goodwill acquired in acquisitions of business	458	-
Exchange rate differences	204	48
Ending balance	4,580	4,628

The Group performs its annual impairment test for Goodwill on December 31 of each year. Based on the results of the impairment test, there was no impairment of goodwill during the years ended December 31, 2010, 2011 and 2012, respectively.